Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Nine Months Ended September 30, 2014 and 2013

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 9

Balance Sheet Data:
Consolidated Balance Sheets	Page 10
Market Capitalization and Debt Covenant Requirements	Page 11
Consolidated Debt Schedule	Page 12
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended September 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$60,653	$319	$60,972	$57,666	$1,146	$58,812
Percentage rents	3,298	9	3,307	3,225	9	3,234
Tenant reimbursements	29,846	107	29,953	28,494	411	28,905
Outparcel sales	813	—	813	—	—	—
Other (see components on page 3)	3,724	13	3,737	3,720	64	3,784
Total Revenues	98,334	448	98,782	93,105	1,630	94,735
Expenses:
Property operating expenses	(21,898)	(168)	(22,066)	(21,107)	(453)	(21,560)
Real estate taxes	(11,936)	(69)	(12,005)	(10,957)	(197)	(11,154)
Total recoverable expenses	(33,834)	(237)	(34,071)	(32,064)	(650)	(32,714)
Provision for doubtful accounts	(181)	(5)	(186)	(394)	(21)	(415)
Other operating expenses (see components on page 4)	(3,421)	(44)	(3,465)	(4,147)	(62)	(4,209)
Costs related to the sale of outparcels	(182)	—	(182)	—	—	—
Real estate depreciation and amortization	(31,286)	—	(31,286)	(28,565)	(367)	(28,932)
Non-real estate depreciation and amortization	(647)	—	(647)	(818)	(8)	(826)
Merger related costs	(5,588)	—	(5,588)	—	—	—
General and administrative	(6,926)	(2)	(6,928)	(6,889)	(8)	(6,897)
Total Expenses	(82,065)	(288)	(82,353)	(72,877)	(1,116)	(73,993)
Operating Income	16,269	160	16,429	20,228	514	20,742
Interest expense, net	(19,596)	(201)	(19,797)	(18,362)	(624)	(18,986)
Loan fee amortization	(814)	—	(814)	(791)	(5)	(796)
Equity in income (loss) of unconsolidated real estate entities, net	878	—	878	(130)	—	(130)
(Loss) income from continuing operations	(3,263)	(41)	(3,304)	945	(115)	830
Discontinued Operations:
Gain on debt extinguishment	16,292	—	16,292	—	—	—
Gain on disposition of property	1,284	—	1,284	—	—	—
Loss from operations	(41)	41	—	(115)	115	—
Net income	14,272	—	14,272	830	—	830
Allocation to noncontrolling interests	(168)	—	(168)	87	—	87
Net income attributable to Glimcher Realty Trust	14,104	—	14,104	917	—	917
Preferred share dividends	(5,895)	—	(5,895)	(5,895)	—	(5,895)
Net income (loss) to common shareholders	$8,209	$—	$8,209	$(4,978)	$—	$(4,978)

Note: Pre ASC-205 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Nine Months Ended September 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$180,752	$2,626	$183,378	$168,641	$3,460	$172,101
Percentage rents	7,624	43	7,667	7,141	73	7,214
Tenant reimbursements	87,526	1,020	88,546	80,250	1,284	81,534
Outparcel sales	2,813	900	3,713	4,435	3,320	7,755
Other (see components on page 3)	10,722	115	10,837	13,774	219	13,993
Total Revenues	289,437	4,704	294,141	274,241	8,356	282,597
Expenses:
Property operating expenses	(64,105)	(1,179)	(65,284)	(58,103)	(1,456)	(59,559)
Real estate taxes	(35,042)	(461)	(35,503)	(32,322)	(600)	(32,922)
Total recoverable expenses	(99,147)	(1,640)	(100,787)	(90,425)	(2,056)	(92,481)
Provision for doubtful accounts	(860)	(56)	(916)	(2,139)	182	(1,957)
Other operating expenses (see components on page 4)	(10,275)	(141)	(10,416)	(13,333)	(198)	(13,531)
Costs related to the sale of outparcels	(1,392)	(528)	(1,920)	(4,089)	(2,815)	(6,904)
Real estate depreciation and amortization	(92,334)	(67)	(92,401)	(80,074)	(1,122)	(81,196)
Non-real estate depreciation and amortization	(2,002)	(2)	(2,004)	(1,915)	(23)	(1,938)
Merger related costs	(5,588)	—	(5,588)	—	—	—
General and administrative	(22,037)	(66)	(22,103)	(20,659)	(29)	(20,688)
Total Expenses	(233,635)	(2,500)	(236,135)	(212,634)	(6,061)	(218,695)
Operating Income	55,802	2,204	58,006	61,607	2,295	63,902
Gain on remeasurement of equity method investment	—	—	—	19,227	—	19,227
Interest expense, net	(58,914)	(1,394)	(60,308)	(52,551)	(1,872)	(54,423)
Loan fee amortization	(2,473)	(129)	(2,602)	(2,631)	(24)	(2,655)
Equity in income of unconsolidated real estate entities, net	1,883	—	1,883	13,181	—	13,181
(Loss) income from continuing operations	(3,702)	681	(3,021)	38,833	399	39,232
Discontinued Operations:
Gain on debt extinguishment	16,292	—	16,292	—	—	—
Gain on disposition of assets	2,613	—	2,613	—	—	—
Impairment loss	(2,513)	—	(2,513)	—	—	—
Income from operations	681	(681)	—	399	(399)	—
Net income	13,371	—	13,371	39,232	—	39,232
Allocation to noncontrolling interests	(625)	—	(625)	(258)	—	(258)
Net income attributable to Glimcher Realty Trust	12,746	—	12,746	38,974	—	38,974
Preferred share dividends	(17,685)	—	(17,685)	(18,521)	—	(18,521)
Write-off related to preferred share redemptions	—	—	—	(9,426)	—	(9,426)
Net (loss) income to common shareholders	$(4,939)	$—	$(4,939)	$11,027	$—	$11,027

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended September 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$60,027	$314	$60,341	$56,417	$1,138	$57,555
Termination income	221	—	221	272	—	272
Straight-line rents	405	5	410	977	8	985
Total Minimum Rents	$60,653	$319	$60,972	$57,666	$1,146	$58,812
Components of Other Revenue:
Fee and service income	$261	$—	$261	$258	$—	$258
Specialty leasing and sponsorship income	2,887	8	2,895	2,675	53	2,728
Other	576	5	581	787	11	798
Total Other Revenue	$3,724	$13	$3,737	$3,720	$64	$3,784

	Nine Months Ended September 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$177,789	$2,621	$180,410	$162,602	$3,453	$166,055
Termination income	1,195	14	1,209	2,900	117	3,017
Straight-line rents	1,768	(9)	1,759	3,139	(110)	3,029
Total Minimum Rents	$180,752	$2,626	$183,378	$168,641	$3,460	$172,101
Components of Other Revenue:
Fee and service income	$735	$—	$735	$3,978	$—	$3,978
Specialty leasing and sponsorship income	8,097	80	8,177	7,280	176	7,456
Other	1,890	35	1,925	2,516	43	2,559
Total Other Revenue	$10,722	$115	$10,837	$13,774	$219	$13,993

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended September 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$77	$—	$77	$87	$—	$87
Specialty leasing costs	434	14	448	465	19	484
Ground lease expense	2,098	—	2,098	2,153	—	2,153
Other	812	30	842	1,442	43	1,485
Total Other Operating Expenses	$3,421	$44	$3,465	$4,147	$62	$4,209

	Nine Months Ended September 30,
	2014			2013
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$265	$—	$265	$2,191	$—	$2,191
Specialty leasing costs	1,362	55	1,417	1,435	60	1,495
Ground lease expense	6,184	—	6,184	6,415	—	6,415
Other	2,464	86	2,550	3,292	138	3,430
Total Other Operating Expenses	$10,275	$141	$10,416	$13,333	$198	$13,531

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2014		For the Three Months Ended September 30, 2013
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$6,135	$3,171	$5,731	$2,973
Operating expenses	(3,620)	(1,869)	(3,600)	(1,856)
Net operating income	2,515	1,302	2,131	1,117
Depreciation and amortization	(85)	(42)	(1,615)	(839)
Other expenses, net	(13)	(7)	(19)	(10)
Interest expense, net	(773)	(401)	(763)	(396)
Net income (loss)	1,644	852	(266)	(128)
Preferred dividend	(4)	(2)	(4)	(2)
Net income (loss) to partnership	1,640	850	(270)	(130)
Preferred return		28		—
GPLP's share of income (loss) from investment in unconsolidated entities		$878		$(130)

	For the Nine Months Ended September 30, 2014		For the Nine Months Ended September 30, 2013
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$17,410	$8,991	$42,510	$19,324
Operating expenses	(10,385)	(5,362)	(21,217)	(9,924)
Net operating income	7,025	3,629	21,293	9,400
Depreciation and amortization	(1,013)	(519)	(11,637)	(4,909)
Other expenses, net	(127)	(54)	(152)	(66)
Interest expense, net	(2,302)	(1,195)	(8,342)	(3,691)
Gain on the sale of properties (1)	—	—	25,615	12,455
Net income	3,583	1,861	26,777	13,189
Preferred dividend	(12)	(6)	(16)	(8)
Net income to partnership	3,571	1,855	26,761	13,181
Preferred return		28		—
GPLP's share of income from investment in unconsolidated entities		$1,883		$13,181

(1) Gain on the sale of properties for the nine months ended September 30, 2013 relates to the sale of both Lloyd Center and Tulsa Promenade, including $13,250 of debt extinguishment for Tulsa Promenade.

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2014				2013
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(7,544)	$(5,604)	$8,209	$(4,939)	$(13,911)	$29,916	$(4,978)	$(49,018)	$(37,991)
Real estate depreciation and amortization, including joint venture impact	31,279	30,236	31,289	92,804	28,462	27,780	29,751	32,008	118,001
Pro-rata share of unconsolidated entity impairment loss	—	—	—	—	—	—	—	45,064	45,064
Pro-rata share of joint venture gain on the sale of assets, net	(502)	—	—	(502)	—	(5,565)	—	—	(5,565)
Noncontrolling interest in operating partnership	(128)	(89)	133	(84)	(222)	453	(76)	(774)	(619)
Gain on the remeasurement of equity method investment	—	—	—	—	—	(19,227)	—	—	(19,227)
Impairment loss / Gain on sale of assets	—	2,188	(1,284)	904	—	—	—	—	—
FFO	$23,105	$26,731	$38,347	$88,183	$14,329	$33,357	$24,697	$27,280	$99,663
Adjusted Funds from Operations:
FFO	$23,105	$26,731	$38,347	$88,183	$14,329	$33,357	$24,697	$27,280	$99,663
Add back: write-off related to preferred share redemptions	—	—	—	—	9,266	160	—	—	9,426
Add back: write-off of defeasance costs	—	—	—	—	—	—	—	2,387	2,387
Add back: merger related costs	—	—	5,588	5,588	—	—	—	—	—
Less: gain on debt extinguishment	—	—	(16,292)	(16,292)	—	—	—	—	—
Less: pro-rata share of joint venture debt extinguishment	—	—	—	—	—	(6,890)	—	—	(6,890)
Adjusted Funds from Operations	$23,105	$26,731	$27,643	$77,479	$23,595	$26,627	$24,697	$29,667	$104,586
Weighted average common shares outstanding - diluted (1)	148,012	148,298	148,683	148,324	146,301	147,420	147,894	147,904	147,384
FFO per diluted share	$0.16	$0.18	$0.26	$0.59	$0.10	$0.23	$0.17	$0.18	$0.68
Total adjustments	—	—	(0.07)	(0.07)	0.06	(0.05)	—	0.02	0.03
Adjusted FFO per diluted share	$0.16	$0.18	$0.19	$0.52	$0.16	$0.18	$0.17	$0.20	$0.71

	2014				2013
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.3000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	64.1%	55.5%	53.8%	57.4%	62.0%	55.4%	59.9%	49.9%	56.4%

	2014				2013
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,796	$1,899	$1,638	$5,333	$1,514	$1,747	$1,533	$1,732	$6,526
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$460	$890	$410	$1,760	$1,177	$868	$985	$469	$3,499
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$664	$664	$664	$1,992	$860	$860	$860	$860	$3,440
Fair value of debt amortized as a decrease to interest expense	$348	$348	$348	$1,044	$348	$348	$348	$348	$1,392
Intangible and inducement amortization as a net increase to base rents (continuing and discontinued operations)	$2,157	$1,206	$1,483	$4,846	$1,209	$1,373	$1,484	$1,762	$5,828
Discontinued development write-offs	$—	$4	$—	$4	$122	$—	$—	$—	$122

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2014				2013
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$461	$1,470	$1,640	$3,571	$687	$26,344	$(270)	$(86,526)	$(59,765)
Real estate depreciation and amortization	855	71	85	1,011	5,254	4,728	1,612	1,291	12,885
Gain on sale of properties, net	—	—	—	—	—	(12,365)	—	—	(12,365)
Impairment loss	—	—	—	—	—	—	—	86,661	86,661
FFO	$1,316	$1,541	$1,725	$4,582	$5,941	$18,707	$1,342	$1,426	$27,416
Pro-rata share of unconsolidated entities funds from operations	$692	$789	$919	$2,400	$2,602	$9,198	$707	$740	$13,247

	2014				2013
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as a (decrease) increase to base rent	$(20)	$(9)	$(11)	$(40)	$55	$14	$26	$(57)	$38
Intangible amortization as an increase to minimum rents	$49	$44	$44	$137	$122	$117	$66	$63	$368
Gain on extinguishment of debt	$—	$—	$—	$—	$—	$6,890	$—	$—	$6,890
Loan fee amortization	$(27)	$(27)	$(27)	$(81)	$(126)	$(120)	$(27)	$(27)	$(300)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2014				2013
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	YTD Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net (loss) income attributable to Glimcher Realty Trust	$(1,649)	$291	$14,104	$12,746	$1,514	$36,543	$917	$(43,124)	$(4,150)
Interest expense (continuing and discontinued operations)	20,272	20,379	19,862	60,513	17,688	17,759	18,993	22,464	76,904
Loan fee amortization (continuing and discontinued operations)	910	878	814	2,602	1,057	802	796	873	3,528
Taxes (continuing and discontinued operations)	213	357	264	834	205	262	235	268	970
Depreciation and amortization (continuing and discontinued operations)	31,549	30,923	31,933	94,405	26,788	26,588	29,758	32,009	115,143
EBITDA	51,295	52,828	66,977	171,100	47,252	81,954	50,699	12,490	192,395
Allocation to noncontrolling interests	(128)	(89)	133	(84)	(222)	453	(76)	(774)	(619)
Adjustment for consolidated joint venture	(551)	(64)	(57)	(672)	(87)	(35)	(33)	(21)	(176)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	888	436	424	1,748	4,058	(9,086)	1,247	46,192	42,411
Impairment loss	—	2,513	—	2,513	—	—	—	—	—
Gain on remeasurement of equity method investments	—	—	—	—	—	(19,227)	—	—	(19,227)
Merger related costs	—	—	5,588	5,588	—	—	—	—	—
Gain on disposition of assets and debt extinguishment, net	—	(325)	(17,576)	(17,901)	—	—	—	—	—
Adjusted EBITDA	$51,504	$55,299	$55,489	$162,292	$51,001	$54,059	$51,837	$57,887	$214,784
Operating Ratios:
General and administrative / Total revenues	8.3%	7.5%	7.0%	7.6%	7.9%	7.3%	7.4%	7.4%	7.4%
Tenant reimbursements / (Real estate taxes + property operating expenses)	88.6%	88.0%	88.2%	88.3%	89.4%	88.0%	88.9%	88.1%	88.2%
Earnings per Share:
Weighted average common shares outstanding - basic	145,080	145,234	145,505	145,274	143,408	144,532	145,043	145,067	144,519
Weighted average common shares outstanding - diluted	147,528	147,682	147,944	147,719	145,716	147,420	147,250	147,313	146,765
(Loss) earnings per share - basic	$(0.05)	$(0.04)	$0.06	$(0.03)	$(0.10)	$0.21	$(0.03)	$(0.34)	$(0.26)
(Loss) earnings per share - diluted	$(0.05)	$(0.04)	$0.06	$(0.03)	$(0.10)	$0.21	$(0.03)	$(0.34)	$(0.26)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	Variance	2014	2013	Variance

Operating Income (continuing operations)	$16,269	$20,228	$(3,959)	$55,802	$61,607	$(5,805)

Depreciation and amortization	31,933	29,383	2,550	94,336	81,989	12,347
General and administrative	6,926	6,889	37	22,037	20,659	1,378
Merger related costs	5,588	—	5,588	5,588	—	5,588
Proportionate share of unconsolidated joint venture comparable NOI	1,069	897	172	2,940	2,649	291
Non-comparable Properties (1)	(1,517)	(260)	(1,257)	(7,285)	1,636	(8,921)
Comparable Properties in discontinued operations (2)	—	—	—	1,323	1,469	(146)
Termination income and net outparcel sales income	(852)	(272)	(580)	(2,616)	(3,246)	630
Straight line rents	(405)	(977)	572	(1,768)	(3,139)	1,371
Non-cash ground lease adjustments	664	860	(196)	1,992	2,580	(588)
Above/below market lease amortization	(1,618)	(1,660)	42	(5,267)	(4,507)	(760)
Fee income	(261)	(258)	(3)	(735)	(2,136)	1,401
Other (3)	287	485	(198)	740	1,106	(366)

Comparable NOI	$58,083	$55,315	$2,768	$167,087	$160,667	$6,420

Comparable NOI percentage change			5.0%			4.0%

(1) Amounts include Community Centers, Arbor Hills, Oklahoma City Properties, and WestShore Plaza.
(2) Amounts include Eastland Mall.
(3) Other adjustments include discontinued development costs, non-property income and expenses, and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2014			2013
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$410,710	$408,421	$409,191	$401,325
Buildings, improvements and equipment	2,699,628	2,713,615	2,747,349	2,729,775
Developments in progress	71,516	70,409	73,415	53,992
	3,181,854	3,192,445	3,229,955	3,185,092
Less accumulated depreciation	795,328	818,787	843,274	801,654
Property and equipment, net	2,386,526	2,373,658	2,386,681	2,383,438

Deferred leasing costs, net	35,662	35,888	35,480	35,388
Real estate assets held-for-sale	34,899	29,326	3,658	5,667
Investment in and advances to unconsolidated real estate entities	28,652	29,307	33,500	30,428
Investment in real estate, net	2,485,739	2,468,179	2,459,319	2,454,921

Cash and cash equivalents	17,009	21,289	18,455	59,614
Non-real estate assets associated with properties held-for-sale	1,888	1,491	—	51
Restricted cash	24,644	23,546	21,545	33,674
Tenant accounts receivable, net	31,976	32,870	33,922	37,062
Deferred expenses, net	17,482	16,600	15,719	17,457
Prepaid and other assets	58,782	54,119	54,486	55,230
Total Assets	$2,637,520	$2,618,094	$2,603,446	$2,658,009
Liabilities, Redeemable Noncontrolling Interests, and Equity:
Mortgage notes payable	$1,802,719	$1,799,086	$1,702,425	$1,846,573
Mortgage notes payable associated with properties held-for-sale	39,975	39,812	—	1,330
Notes payable	23,000	26,000	133,000	—
Other liabilities associated with assets held-for-sale	1,013	695	8	89
Accounts payable and accrued expenses	117,764	118,108	134,689	136,670
Distributions payable	20,083	20,109	20,188	20,081
Total Liabilities	2,004,554	2,003,810	1,990,310	2,004,743

Redeemable noncontrolling interests	2,321	2,403	5,678	1,886

Equity:
Series G cumulative preferred shares	109,868	109,868	109,868	109,868
Series H cumulative preferred shares	96,466	96,466	96,466	96,466
Series I cumulative preferred shares	91,591	91,591	91,591	91,591
Common shares of beneficial interest	1,451	1,454	1,457	1,451
Additional paid-in capital	1,290,612	1,292,403	1,294,359	1,289,097
Distributions in excess of accumulated earnings	(971,495)	(991,635)	(997,997)	(949,442)
Accumulated other comprehensive loss	(1,008)	(920)	(802)	(1,022)
Total Glimcher Realty Trust Shareholders' Equity	617,485	599,227	594,942	638,009
Noncontrolling interests	13,160	12,654	12,516	13,371
Total equity	630,645	611,881	607,458	651,380
Total Liabilities, Redeemable Noncontrolling Interests, and Equity	$2,637,520	$2,618,094	$2,603,446	$2,658,009

MARKET CAPITALIZATION AND DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2014			2013
	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$10.03	$10.83	$13.54	$11.60	$10.92	$9.75	$9.36
Market Capitalization Ratio:
Common shares outstanding	145,088	145,355	145,709	144,143	144,934	145,058	145,075
Operating partnership units outstanding	2,448	2,448	2,437	2,308	2,210	2,206	2,448
Total common shares and units outstanding at end of period	147,536	147,803	148,146	146,451	147,144	147,264	147,523
Valuation - Common shares and operating partnership units outstanding	$1,479,786	$1,600,706	$2,005,897	$1,698,832	$1,606,812	$1,435,824	$1,380,815
Preferred shares	297,925	297,925	297,925	382,962	297,948	297,934	297,925
Total consolidated debt (end of period)	1,865,694	1,864,898	1,835,425	1,564,730	1,725,438	1,749,496	1,847,903
Total market capitalization	$3,643,405	$3,763,529	$4,139,247	$3,646,524	$3,630,198	$3,483,254	$3,526,643
Debt / Market capitalization	51.2%	49.6%	44.3%	42.9%	47.5%	50.2%	52.4%
Debt / Market capitalization including pro-rata share of unconsolidated entities	51.6%	50.0%	44.8%	45.0%	48.0%	50.7%	52.8%

		2014
Credit Facility Debt Covenant Requirements:	Facility Requirements	Sept. 30
Maximum Corporate Debt to Total Asset Value	60.0%	50.1%
Minimum Interest Coverage Ratio	1.75 x	2.62 x
Minimum Fixed Charge Coverage Ratio	1.50 x	1.84 x
Maximum Recourse Debt	10.0%	4.0%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sept. 30,	Dec. 31,	Interest Rates
Fixed Rate:	2014	2013	2014	2013	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
The Outlet Collection | Seattle	$50,487	$51,611	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	53,766	54,359	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	65,792	66,663	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	172,788	174,774	4.60%	4.60%		(a)	$169,551	November 1, 2015
River Valley Mall	46,003	46,608	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
The Mall at Johnson City	52,439	52,940	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	42,677	43,141	6.05%	6.05%		(a)	$38,307	July 6, 2020
The Outlet Collection | Jersey Gardens	350,000	350,000	3.83%	3.83%		(b)	$350,000	November 1, 2020
Ashland Town Center	40,072	40,577	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	82,000	4.57%	4.57%		(d)	$75,241	September 1, 2022
Polaris Fashion Place	225,000	225,000	3.90%	3.90%		(f)	$203,576	March 1, 2025
Arbor Hills	25,500	25,500	4.27%	4.27%		(o)	$20,949	(k)
Town Center Plaza	73,945	74,873	5.00%	5.00%		(a)	$52,465	(j)
Town Center Crossing	36,804	37,305	4.25%	4.25%		(a)	$25,820	(j)
University Park Village	55,000	55,000	3.85%	3.85%		(g)	$45,977	May 1, 2028
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,451,273	1,459,351
Variable Rate:
Scottsdale Quarter	130,000	130,000	3.27%	3.27%	(h)	(b)	$130,000	(l)
WestShore Plaza	119,600	119,600	3.65%	3.65%	(m)	(b)	$119,600	(n)
	249,600	249,600
Other:
Fair Value Adjustment - Merritt Square Mall	(240)	(437)
Fair Value Adjustment - Pearlridge Center	1,792	3,033
Extinguished Debt	—	135,026		(p)
Total Mortgage Notes Payable	$1,702,425	$1,846,573
Mortgage Notes Payable Associated with Property Held-for-Sale:
Extinguished Debt	$—	$1,330	—	5.50%

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest only.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	The loan requires monthly payments of interest only until April 2020. Thereafter, monthly payments of principal and interest are required.

(g)	The loan requires monthly payments of interest only until May 2020. Thereafter, monthly payments of principal and interest are required.

(h)	$105,000 was fixed through a swap agreement at a rate of 3.14% at September 30, 2014 and December 31, 2013, and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loans for Town Center Plaza and Town Center Crossing are cross-collateralized and have a call date of February 1, 2027.

(k)	The loan has a call date of January 1, 2026.

(l)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(m)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(n)	The loans mature October 1, 2015, however, the loans may be extended for two years subject to certain loan extension fees and conditions.

(o)	The loan requires primarily monthly payments of interest only until February 2017. Thereafter, monthly payments of principal and interest are required.

(p)	Interest rates ranging from 5.45% to 5.87% at December 31, 2013.

TOTAL DEBT MATURITIES SCHEDULE (CONSOLIDATED AND PRO-RATA SHARE OF UNCONSOLIDATED DEBT)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options
Description	Initial Maturity	Extension Option (d)	Interest Rate	Balance 9/30/2014	2014	2015	2016	2017	2018	2019+
Consolidated Properties
The Outlet Collection | Seattle	02/2015		7.54%	$50,487	$393	$50,094
Scottsdale Quarter (a)	05/2015	(b)	3.27%	130,000	—	130,000
Merritt Square Mall	09/2015		5.35%	53,766	229	53,537
Scottsdale Quarter Fee Interest	10/2015		4.91%	65,792	300	65,492
WestShore Plaza (e)	10/2015	10/2017	3.65%	119,600	—	—	$—	$119,600
Pearlridge Center	11/2015		4.60%	172,788	685	172,103
River Valley Mall	01/2016		5.65%	46,003	210	863	44,930
Weberstown Mall	06/2016		5.90%	60,000	—	—	60,000
The Mall at Johnson City	05/2020		6.76%	52,439	176	725	767	831	$890	$49,050
Grand Central Mall	07/2020		6.05%	42,677	162	666	700	752	799	39,598
The Outlet Collection | Jersey Gardens	11/2020		3.83%	350,000	—	—	—	—	—	350,000
Ashland Town Center	07/2021		4.90%	40,072	174	714	744	788	828	36,824
Dayton Mall	09/2022		4.57%	82,000	—	—	—	311	1,268	80,421
Polaris Fashion Place	03/2025		3.90%	225,000	—	—	—	—	—	225,000
Arbor Hills	01/2026		4.27%	25,500	—	1	1	393	445	24,660
Town Center Plaza	02/2027		5.00%	73,945	317	1,309	1,375	1,446	1,520	67,978
Town Center Crossing	02/2027		4.25%	36,804	170	700	730	762	795	33,647
University Park Village	05/2028		3.85%	55,000	—	—	—	—	—	55,000
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(240)	(65)	(175)
Fair Value Adjustment Amortization - Pearlridge Center				1,792	414	1,378
Subtotal (c)				1,702,425	3,165	477,407	109,247	124,883	6,545	981,178
Credit Facility	02/2018	02/2019	1.91%	133,000	—	—	—	—	—	133,000
Total Consolidated Maturities				$1,835,425	$3,165	$477,407	$109,247	$124,883	$6,545	$1,114,178

Unconsolidated Properties
Puente Hills Mall (f)	07/2017		4.50%	$60,000	$—	$—	$—	$60,000
Pro-Rata Share of Unconsolidated Maturities				$31,200	$—	$—	$—	$31,200	$—	$—
Total Consolidated Maturities and Pro-rata Share of Unconsolidated Maturities				$1,866,625	$3,165	$477,407	$109,247	$156,083	$6,545	$1,114,178

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Weighted average interest rate for the fixed rate mortgage debt was 4.59% as of September 30, 2014 with an initial weighted average maturity of 5.9 years when considering available extension options.

(d)
Loans may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(e)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(f)	The loan requires monthly payments of interest only. Puente Hills Mall is held-for-sale as of September 30, 2014.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics

Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
Core Malls (2)
Mall Anchors	98.8%	97.2%	96.1%	96.3%	96.1%
Mall Non-Anchors	92.6%	92.5%	92.3%	94.7%	93.3%
Total Occupancy	96.3%	95.3%	94.5%	95.6%	95.0%

Occupancy Cost (3)	10.3%	10.0%	10.4%	10.4%	10.3%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's core properties held at the end of each reporting period, including material joint venture properties.

(3)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)

The following table summarizes the new and renewal lease activity by type for the nine months ended September 30, 2014:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	75,187	—	75,187	$8.50	$—	$8.50
Mall Non-Anchors	335,357	530,853	866,210	$30.21	$36.63	$33.97

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three and nine months ended September 30, 2014, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended September 30, 2014
Mall Anchors	—	—	—	$—	$—	$—	$—	$—	$—	—%
Mall Non-Anchors	41,294	118,955	160,249	$34.28	$27.44	$30.93	$26.61	$31.79	$26.83	19%
Nine months ended September 30, 2014
Mall Anchors	—	—	—	$—	$—	$—	$—	$—	$—	—%
Mall Non-Anchors	122,406	402,726	525,132	$33.25	$27.54	$38.28	$32.39	$37.11	$31.26	19%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of September 30, 2014

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Sept. 2014	Avg. Mall Store Sales PSF (1) Sept. 2013	Total Mall Occupancy 9/30/14	Total Mall Occupancy 9/30/13	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Arbor Hills Crossing (JV)	Ann Arbor, MI	>100	87,395
	Ashland Town Center	Ashland, KY	>100	434,310
	Dayton Mall	Dayton, OH	71	1,424,520
	Grand Central Mall	Parkersburg, WV	>100	848,400
	Malibu Lumber Yard	Malibu, CA	2	31,471
	Mall at Fairfield Commons	Dayton, OH	71	1,138,898
	Mall at Johnson City	Johnson City, TN	>100	571,069
	Merritt Square Mall	Merritt Island, FL	98	810,714
	Morgantown Mall	Morgantown, WV	>100	555,222
	Northtown Mall	Minneapolis, MN	16	543,405
	Outlet Collection | Jersey Gardens	Elizabeth, NJ	1	1,309,009
	Oklahoma City Properties (JV)	Oklahoma City, OK	42	287,573
	Pearlridge Center	Honolulu, HI	54	1,140,428
	Polaris Fashion Place	Columbus, OH	32	1,437,868
	River Valley Mall	Lancaster, OH	>100	521,796
	Scottsdale Quarter	Scottsdale, AZ	13	541,637
	Town Center Plaza (4)	Leawood, KS	30	605,599
	University Park Village	Fort Worth, TX	4	154,026
	Weberstown Mall	Stockton, CA	76	838,705
	WestShore Plaza	Tampa, FL	18	1,076,526
				14,358,571	$513	$502	96.9%	95.4%	92%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) Sept. 2014	Avg. Mall Store Sales PSF (1) Sept. 2013	Total Mall Occupancy 9/30/14	Total Mall Occupancy 9/30/13	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	96	739,044
	Indian Mound Mall	Heath, OH	>100	556,814
	New Towne Mall	New Philadelphia, OH	>100	509,704
	Outlet Collection | Seattle	Seattle, WA	15	921,898
	Puente Hills Mall (JV)	City of Industry, CA	2	1,107,941
				3,835,401	$272	$260	94.2%	93.3%	8%
TOTAL MALL ASSETS				18,193,972	$472	$465	96.3%	95.0%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the twelve months ended September 30, 2014 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 3,744,378 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and Town Center Crossing.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2014

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Signet Jewelers, Ltd.	Goodman Jewelers, J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Marks & Morgan, Ostermans' Jewelry, Piercing Pagoda, Zales Jewelers	52	79,867	$6,302,515	2.7%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	48	212,508	6,256,157	2.6%
Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	27	297,149	6,087,744	2.6%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	24	441,778	4,960,020	2.1%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.8%
Dick's Sporting Goods, Inc.		7	382,244	4,163,322	1.8%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	32	133,266	3,717,387	1.6%
Sears Holding Corp. (1)	K-Mart, Sears	16	2,150,914	3,696,801	1.6%
Genesco, Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Lids Locker Room, Shi, Underground Station	49	97,246	3,463,435	1.5%
Williams-Sonoma, Inc.	Pottery Barn, Pottery Barn Kids, West Elm, Williams-Sonoma	12	106,831	3,329,585	1.4%
JCPenney Company, Inc. (1)		13	1,548,939	3,185,532	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	16	100,381	3,063,190	1.3%
Forever 21, Inc.		8	185,998	3,045,253	1.3%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Elder Beerman for Her, Herbergers	11	1,133,574	2,689,545	1.1%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Shaded, Sunglass Hut	33	74,793	2,627,083	1.1%
Golden Gate Capital	California Pizza Kitchen, Eddie Bauer, Express, Express Men, J. Jill, Red Lobster	20	114,112	2,495,714	1.0%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurices, Brothers	33	167,764	2,487,205	1.0%

Total tenants representing > 1.0%		403	7,375,708	$65,839,488	27.8%

Note:  Information includes wholly-owned and joint venture properties.
(1) Does not include the associated auto centers.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2014

Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Signet Jewelers, Ltd.	52	79,867	$6,302,515	2.7%
Limited Brands, Inc.	48	212,508	$6,256,157	2.6%
Gap, Inc.	24	234,840	$4,862,338	2.1%
Foot Locker, Inc.	32	133,266	$3,717,387	1.6%
Genesco, Inc.	49	97,246	$3,463,435	1.5%
Williams-Sonoma, Inc.	12	106,831	$3,329,585	1.4%
American Eagle Outfitters, Inc.	16	100,381	$3,063,190	1.3%
Luxottica Group	33	74,793	$2,627,083	1.1%
Golden Gate Capital	19	114,112	$2,495,714	1.1%
Ascena Retail Group, Inc.	33	167,764	$2,487,205	1.1%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	15	2,016,247	$2,552,131	11.1%
JCPenney Company, Inc.	13	1,548,939	$3,185,532	8.5%
Macy's, Inc.	8	1,370,536	$403,967	7.5%
The Bon-Ton Stores, Inc.	10	1,126,171	$2,685,141	6.2%
Belk, Inc.	6	416,131	$1,876,852	2.3%
Bain Capital, LLC	5	390,950	$3,643,330	2.1%
Dick's Sporting Goods, Inc.	6	379,000	$4,163,322	2.1%
Dillard's	2	292,997	$—	1.6%
Boscov's Department Store, LLC	1	182,609	$—	1.0%
Wal-Mart Stores, Inc.	1	154,154	$800,004	0.8%

Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2014

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2014	165	173,119	345,035	518,154	2.9%	$744,636	$7,112,317	$7,856,953	$4.30	$22.66	3.3%
2015	460	348,278	1,175,148	1,523,426	8.6%	2,000,835	22,510,051	24,510,886	$5.74	$21.61	10.3%
2016	365	930,911	901,307	1,832,218	10.3%	6,037,616	22,683,515	28,721,131	$7.06	$27.79	12.1%
2017	291	997,851	783,441	1,781,292	10.0%	5,391,912	19,962,631	25,354,543	$5.78	$28.40	10.7%
2018	214	718,322	703,760	1,422,082	8.0%	4,370,342	19,945,996	24,316,338	$6.08	$29.86	10.2%
Thereafter	823	7,629,854	3,039,838	10,669,692	60.2%	37,810,418	89,160,876	126,971,294	$9.31	$31.91	53.4%
	2,318	10,798,335	6,948,529	17,746,864	100.0%	$56,355,759	$181,375,386	$237,731,145	$7.95	$28.62	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended September 30, 2014			Three months ended September 30, 2013
	Consolidated Properties 2014	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total
Total Redevelopments, Renovations, and Anchor Store Improvements and Allowances	$17,300	$—	$17,300	$19,235	$179	$19,414

Property Capital Expenditures:
Non-Anchor stores tenant improvements and allowances	$4,172	$158	$4,330	$2,823	$8	$2,831
Operational capital expenditures	2,872	80	2,952	1,887	131	2,018
Total Property Capital Expenditures	$7,044	$238	$7,282	$4,710	$139	$4,849

	Nine months ended September 30, 2014			Nine months ended September 30, 2013
	Consolidated Properties 2014	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total
Total Redevelopments, Renovations, and Anchor Store Improvements and Allowances	$39,979	$—	$39,979	$47,953	$1,862	$49,815

Property Capital Expenditures:
Non-Anchor stores tenant improvements and allowances	$11,425	$173	$11,598	$9,773	$1,152	$10,925
Operational capital expenditures	6,753	80	6,833	3,861	159	4,020
Total Property Capital Expenditures	$18,178	$253	$18,431	$13,634	$1,311	$14,945

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 9/30/2014 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT AND ANCHOR RE-TENANTING:

Scottsdale Quarter - Phase III Scottsdale, Arizona	Multi-use addition to existing center	$130,000 - $140,000	$29,300	2015/2016	7% - 8%

Three new H&M stores Dayton, Ohio and Stockton, California	New stores at Dayton Mall, Mall at Fairfield Commons, and Weberstown Mall	$8,000	$4,700	Q4-2014	8% - 9%

Mall at Fairfield Commons Anchor Redevelopment Dayton, Ohio	Demolish former department store and replace with a cluster of restaurants	$18,000	$24	2015	7% - 8%

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.